                                                                   EXHIBIT 10(n)


                              SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 15th day of March, 1999, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), ING (U.S.) CAPITAL LLC, successor in interest to ING (U.S.) CAPITAL CORPORATION, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

          WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998, as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated November 17, 1998 (as amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

          WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

          (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

          (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Second Amendment to Fourth Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment.

          "Credit Agreement" means the Original Agreement as amended hereby.

                           ARTICLE II. -- Amendments

     (S) 2.1.   Financial Statements.  The references to "Consolidated
Subsidiaries" in clause (i) of Section 8.01(a) and clause (i) of Section 8.01(b) are hereby amended to refer instead to "Consolidated Subsidiaries and Unrestricted Subsidiaries".

     (S) 2.2.   Investments.  Section 8.10(f) of the Original Agreement is
hereby amended in its entirety to read as follows:

          (f) in addition to any capital contributions permitted in subsection
     (e) above, the following Investments in Unrestricted Subsidiaries:   (i)
     capital contributions of up to $85,000,000 of the proceeds of any preferred or common stock of the Company issued after January 1, 1998 and prior to December 31, 1998, (ii) any Investment represented by, or required to comply with the obligations undertaken under, the Stock Purchase Agreement dated as of March 15, 1998 among the Company, PAAI and Wingfoot Ventures Seven Inc., as amended or modified, made prior to December 31, 1998, and
     (iii) on or prior to December 31, 1999, an aggregate Investment of up to $40,000,000 in one or more Unrestricted Subsidiaries in connection with their acquisition of, and respective Investments in, Scurlock Permian LLC, a wholly-owned subsidiary of Marathon Ashland Petroleum LLC, which is engaged in crude oil transportation, trading and marketing in an area reaching from the Rocky Mountains through the Gulf Coast.

     (S) 2.3.   Current Ratio.  Section 8.13 of the Original Agreement is hereby amended in its entirety to read as follows:

          8.13 Current Ratio. The Company will not at any time permit current assets of the Company and its Consolidated Subsidiaries to be less than 100% of current liabilities. For purposes hereof, the terms "current assets" and "current liabilities" shall have the respective meanings assigned to them by GAAP, and, in addition (i) the unused amount of the Borrowing Base plus sixty percent (60%) of the fair market value of any common units of the MLP owned directly or indirectly by the Company shall be included as current assets, and (ii) all LC Obligations shall be included as current liabilities, regardless of whether or not contingent (but without duplication).

     (S) 2.4.   Use of Proceeds.  The last sentence of Section 8.17 of the
Original Agreement is hereby amended to read as follows:

     In addition, the Company may use up to $55,000,000 of the proceeds of the Loans hereunder to make or refinance capital contributions to Unrestricted Subsidiaries as permitted in Section 8.10(e) and up to $40,000,000 of the proceeds of the Loans hereunder to make Investments to one or more Unrestricted Subsidiaries as permitted in Section 8.10(f)(iii).

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company, Agent and each Lender.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                         PLAINS RESOURCES INC.

                                         By:   /s/ Michael R.  Patterson
                                            --------------------------------
                                            Michael R.  Patterson
                                            Vice President and General Counsel

                                         ING (U.S.) CAPITAL LLC,
                                         as Agent and a Lender

                                         By:   /s/ Peter Y.  Clinton
                                            --------------------------------
                                            Name: Peter Y.  Clinton
                                            Title:   Senior Vice President

                                         BANKBOSTON, N.A., Lender

                                         By:   /s/ Terrence Ronan
                                            --------------------------------
                                            Terrence Ronan, Vice President

                                         DEN NORSKE BANK ASA, Lender

                                         By:   /s/ J.  Morten Kreutz
                                            --------------------------------
                                            Name: J.  Morten Kreutz
                                            Title:   Vice President

                                         By:   /s/ William V.  Moyer
                                            --------------------------------
                                            Name: William V.  Moyer
                                            Title:   Senior Vice President

                                         WELLS FARGO BANK (TEXAS),
                                         NATIONAL ASSOCIATION, Lender

                                         By:   /s/ Ann M.  Rhoads
                                            --------------------------------
                                            Name: Ann M.  Rhoads
                                            Title:   Vice President

                                         CHASE BANK OF TEXAS, N.A., Lender

                                         By:   /s/ Russell A.  Johnson
                                            --------------------------------
                                            Name: Russell A.  Johnson
                                            Title:   Vice President

                                         COMERICA BANK-TEXAS, Lender

                                         By:   /s/ Daniel G.  Steele
                                            --------------------------------
                                            Name: Daniel G.  Steele
                                            Title:   Senior Vice President

                                         MEESPIERSON CAPITAL CORP., Lender

                                         By:      /s/ Darrell W.  Holley
                                            --------------------------------
                                            Name: Darrell W.  Holley
                                            Title:   Senior Vice President

                                         By:    /s/ Karel Louman
                                            --------------------------------
                                            Name: Karel Louman
                                            Title:   Managing Director

                                         BANK OF SCOTLAND, Lender

                                         By:   /s/ Annie Chin Tat
                                            --------------------------------
                                            Name: Annie Chin Tat
                                            Title:   Senior Vice President

                                         U.S. BANK NATIONAL ASSOCIATION, Lender

                                         By:   /s/ Monte E.  Deckerd
                                            --------------------------------
                                            Name: Monte D.  Deckerd
                                            Title:   Vice President

                                         HIBERNIA NATIONAL BANK

                                         By:   /s/ Tammy Angelety
                                            --------------------------------
                                            Name: Tammy Angelety
                                            Title:   Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                         By:  /s/ Michael J. Tzougrakis
                                            --------------------------------
                                            Name:  Michael J. Tzougrakis
                                            Title: Manager of Operations

                             CONSENT AND AGREEMENT

          Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    PLAINS RESOURCES INTERNATIONAL INC.
                                    STOCKER RESOURCES, INC.
                                    CALUMET FLORIDA, INC.
                                    PLAINS ILLINOIS INC.


                                    By:   /s/ Michael R. Patterson
                                       --------------------------------
                                       Name:  Michael R. Patterson
                                       Title: Vice President

                                    STOCKER RESOURCES, L.P.

                                    By:  Stocker Resources, Inc.,
                                         its General Partner


                                         By:   /s/ Michael R. Patterson
                                            --------------------------------
                                            Name:  Michael R. Patterson
                                            Title: Vice President